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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                October 10, 2005

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                             VA Software Corporation
             (Exact name of registrant as specified in its charter)

            Delaware                 000-28369                      77-0399299
            --------                 ---------                      ----------
(State or other jurisdiction   (Commission File Number)           (IRS Employer
         of incorporation)                                   Identification No.)

                              46939 Bayside Parkway
                            Fremont, California 94538
          (Address of principal executive offices, including zip code)

                                 (510) 687-7000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ]    Pre-commencement  communications  pursuant   to Rule  14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement  communications  pursuant   to Rule  13e-4(c)  under the
       Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant

     On October 10, 2005, the Audit Committee of the Board of Directors of VA Software Corporation ("Registrant") appointed Stonefield Josephson, Inc. ("Stonefield Josephson") as Registrant's independent registered public accounting firm, subject to the completion of Stonefield Josephson's normal client acceptance procedures.

     During the Registrant's two most recent fiscal years and through the date hereof, the Registrant did not consult Stonefield Josephson with respect to (1) the application of accounting principles to any transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Stonefield Josephson concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   VA SOFTWARE CORPORATION
                                                   a Delaware corporation

                                                By:/s/ Kathleen R. McElwee
                                                   -----------------------------
                                                   Kathleen R. McElwee
                                                   Senior Vice President
                                                   and Chief Financial Officer

Date: October 14, 2005